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                                                                   EXHIBIT 10.50

                               AMENDMENT NO. 5 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT

      THIS AMENDMENT NO. 5 (this "Amendment"), dated as of the 1st day of April, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.


                                   WITNESSETH:

         WHEREAS, the parties hereto entered into a Stock Purchase and Exchange Agreement, dated as of December 9, 1999 (together with all amendments thereto prior to the date hereof, the "SPEA"); and

         WHEREAS, the parties wish to further amend the SPEA in the manner set forth herein;

         NOW THEREFORE, in exchange for the undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS - All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the SPEA.

2.  AMENDMENTS

    2.1 The first sentence of Section 2.1 of the SPEA is hereby amended and restated to read as follows:

         Subject to the terms and conditions of this Agreement: (a) PGH will sell and GEFA will purchase the PAL Stock for $274,803,246.00, the CDM Stock for $928,865.00, and the Group Services Stock for $5,742,073.00 and (b) PGH or its Affiliates will sell and GEFA will purchase the PGH Business Assets for an aggregate purchase price of $2,000,000, all of the sums referenced in clauses (a) and (b) being referred to collectively as the "Purchase Price".

    2.2 Section 5.13 of the SPEA is hereby deleted and the parties shall have no further obligations to one another with respect to the subject matter thereof.

    2.3  Schedule A to the SPEA is hereby amended to add the items listed on
         Schedule I to this Amendment.



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3.  MISCELLANEOUS

    3.1  No Other Amendments.

         Other than as expressly set forth herein, the SPEA remains unaltered and in full force and effect.

    3.2  Counterparts.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

    3.3  Governing Law.

         This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such state.


        IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their undersigned duly authorized officers.

PM HOLDINGS, INC.                          GE FINANCIAL ASSURANCE
                                           HOLDINGS, INC.

  /s/ Carl T. Chadburn                         /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Carl T. Chadburn                       Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President,
                                                       Secretary, and
                                                       General Counsel


PHOENIX GROUP HOLDINGS, INC.               GE LIFE AND ANNUITY ASSURANCE
                                           COMPANY

   /s/ Walter K. Juncker                       /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Walter K. Juncker                      Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President





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